UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2009

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:(508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The following information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended.

On June 2, 2009, The Hanover Insurance Group, Inc. (the “Company”) announced the commencement of a cash tender offer to purchase a portion of the 8.207% Series B Capital Securities (the “Capital Securities”) issued by AFC Capital Trust I and a portion of the 7.625% Senior Debentures due 2025 (the “Senior Debentures”) issued by the Company for an aggregate purchase price, excluding accrued and unpaid distributions or interest, of up to $125,000,000. The Company expects to fund its purchase of the Capital Securities and Senior Debentures pursuant to the tender offer from its cash and cash equivalents on hand. A copy of the press release announcing the tender offer is attached hereto as Exhibit 99.1.

As announced in the press release, for the purpose of replacing the cash expended in the tender offer, The Hanover Insurance Company (“Hanover Insurance”), a wholly-owned subsidiary of the Company, has submitted an application to become a member of the Federal Home Loan Bank of Boston. If approved for membership, the Company expects that Hanover Insurance will apply for and receive a loan of up to $150,000,000.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Use of the word “expects,” and similar expressions is intended to identify forward-looking statements. Our completion of the Tender Offer is uncertain and subject to risks and uncertainty. If any of the conditions to the Tender Offer is not satisfied or waived, the Tender Offer may not be completed. Furthermore, the benefits the Company expects to realize through the Tender Offer and related transactions are uncertain and may not be realized. Our statements relating to funding expectations and financing plans are also forward-looking statements that are subject to risks and uncertainties. Forward-looking statements are based on expectations, forecasts, and assumptions by the Company’s management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation, those set forth in the section entitled “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed on February 27, 2009, as amended by the Quarterly Report on Form 10-Q filed on May 8, 2009.

The Company cannot be certain that any expectations, forecasts, or assumptions made by its management in preparing these forward-looking statements will prove accurate, or that any projections will be realized. It is to be expected that there may be differences between projected and actual results. The forward-looking statements speak only as of the date of their initial issuance, and the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1    Press Release, dated June 2, 2009, announcing commencement of cash tender offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.
(Registrant)

Date: June 3, 2009	By:	/s/ Eugene M. Bullis
	Name:	Eugene M. Bullis
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release, dated June 2, 2009, announcing commencement of cash tender offer.